                            REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT, dated as of July 3, 1996 (this "Agreement"), between Getty Communications plc, a public limited company organized under the laws of England and Wales (the "Company"), and each of Hambro European Ventures Limited ("HEV"), Hambro Group Investments Limited ("HGI"), RIT Capital Partners ("RIT") and Anthony M. Stone ("Anthony M. Stone" and, together with HEV, HGI and RIT, the "Shareholders").

    WHEREAS, the Company has determined that it is in the best interests of the Company to offer Class A Ordinary Shares of the Company (the "Class A Shares" and, together with the Class B Ordinary Shares of the Company, the "Ordinary Shares") in the form of American Depositary Shares in the United States (the "Offering") pursuant to the filing of a Form F-1 Registration Statement under the United States Securities Act of 1933, as amended (the "Securities Act"); and

    WHEREAS, after the consummation of the Offering, the Shareholders will own
4.9 percent of the total voting power of the Company in the form of 6,742,342 Class A Shares (the "Remaining Shares"); and

    WHEREAS, the parties each desire to make certain covenants and agreements concerning the registration from time to time of the Registrable Shares (as defined below) under the Securities Act.

    NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions contained herein, the parties hereto agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

    SECTION 1.01. As used in this Agreement, the following terms shall have the following respective meanings:

              "AFFILIATE" of a Holder shall mean a direct or indirect subsidiary of such Holder or if such Holder is an individual, the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such Holder.

              "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

              "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

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                                          2

              "HOLDER" shall mean any of the Shareholders or any transferee or assignee thereof to whom the rights under this Agreement are assigned by each such Shareholder in accordance with the provisions of Section 4.06 hereof.

               "PERSON" shall mean a corporation, association, partnership, organization, group (as such term is used in Rule 13d-5 under the Exchange
    Act), business, individual, government or political subdivision thereof, governmental agency or other entity.

              "REGISTRABLE SHARES" shall mean (i) the Remaining Shares,
    (ii) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Remaining Shares, or (iii) any Ordinary Shares issued by way of a stock split of the Remaining Shares referred to in clauses (i) or (ii) above. For purposes of this Agreement, any Registrable Shares shall cease to be Registrable Shares when (x) a registration statement covering such Registrable Shares have been declared effective and such Registrable Shares have been disposed of pursuant to such effective registration statement and (y) such Registrable Shares are sold freely in the public market by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.


                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES

    SECTION 2.01. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each of HEV, HGI and RIT hereby, severally, represents and warrants to the Company that it has all requisite corporate power and authority, and has received all requisite approvals to complete the transactions contemplated hereby and Anthony
M. Stone hereby represents and warrants that he has all requisite power and authority and has received all requisite approvals to complete the transactions contemplated hereby; and each Shareholder, severally, represents and warrants that this Agreement has been duly authorized, executed and delivered by each Shareholder and constitutes a valid and binding agreement enforceable against it in accordance with its terms.

    SECTION 2.02. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Shareholder that it has been duly organized and is an existing corporation in good standing under the laws of England and Wales and that (i) it has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of its board of directors) to complete the transactions contemplated hereby and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and binding agreement enforceable by each Shareholder against it in accordance with its terms.

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                                          3

                                     ARTICLE III

                   AGREEMENTS IN RESPECT OF THE REGISTRABLE SHARES

    SECTION 3.01.  DEMAND REGISTRATIONS.  (a) Following the date of the
Offering (the "Offering Date"), for a period of fifteen years (the "Demand Period"), the Holder shall have the right (the "Demand Right") on two occasions (except that Anthony M. Stone or any transferee or assignee to whom the rights of Anthony M. Stone under this Agreement are assigned in accordance with the provisions of Section 4.06 hereof shall have the right on one occasion) to require the Company to file a registration statement under the Securities Act in respect of all of the Registrable Shares held by the Holder or a number of Registrable Shares held by such Holder which is equal to at least five percent of the outstanding Ordinary Shares of the Company or if such Demand Right is the second Demand Right, all the remaining Registrable Shares held by such Holder; PROVIDED, HOWEVER, that each such Demand Right may be exercised only once in any calendar year during the Demand Period any time following the publication of the annual report of the Company but before the annual general meeting of the Company in that year; PROVIDED, HOWEVER, that the first Demand Right may not be exercised before the expiry of the earlier of (i) 12 months from the date hereof and (ii) the time the Company is allowed to register Class A Shares using the short form F-3 Registration Statement pursuant to the Securities Act. As promptly as practicable, but in no event later than 30 days after the Company receives a written request from the Holder demanding that the Company so register the number of Registrable Shares specified in such request, the Company shall file with the Commission and thereafter use its reasonable best efforts to cause to be declared effective promptly a registration statement (a "Demand Registration") providing for the registration of all Registrable Shares as the Holder shall have demanded be registered.

    (b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, for a reasonable period of time, not to exceed 45 days (the "Blackout Period"), the filing of any Demand Registration if (i) the Company is conducting or about to conduct an underwritten public offering of securities in which the Holder is entitled to join pursuant to Section 3.02 hereof, (ii) the Company is subject to an existing contractual obligation not to engage in a public offering, or (iii) the Company shall determine that any such filing or the offering of any Registrable Shares would (x) in the good faith judgment of the Board of Directors of the Company, impede, delay or otherwise interfere with any pending or contemplated financing, acquisition, corporate reorganization or other similar transaction involving the Company, (y) based upon advice from the Company's investment banker or financial advisor, adversely affect any pending or contemplated offering or sale of any class of securities by the Company, or (z) require disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the Company and its shareholders; PROVIDED, HOWEVER, that the Blackout Period shall terminate upon the completion or abandonment of the relevant securities offering or sale, the termination or expiration of the existing contractual obligation to its underwriters not to engage in a public offering, the completion or abandonment of the relevant financing, acquisition,

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                                          4

corporate reorganization or other similar transaction, such time as such Demand Registration shall no longer affect the relevant pending or contemplated offering or sale of securities by the Company, or the public disclosure by the Company or public admission by the Company of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed without breach of the last sentence of this subsection (b), or as the case may be. After the expiration of any Blackout Period and without any further request from a Holder, the Company shall effect the filing of the relevant Demand Registration and shall use its reasonable best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless such Holder shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request, in which case such withdrawn request shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which such Holder is entitled to hereunder.

    (c) Any request by a Holder for a Demand Registration which is subsequently withdrawn prior to such Demand Registration becoming effective shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which such Holder is entitled if such withdrawal is due to (i) a material adverse change affecting the Company or capital markets generally, (ii) a notification by the Company of an intention to file a registration statement with respect to the Class A Shares or (iii) the circumstances described in Section 3.01(b). Other than with respect to a withdrawal which is made as a result of such foregoing events, such Holder shall share equally with the Company all expenses relating to the preparation of such withdrawn Demand Registration.

    SECTION 3.02. INCIDENTAL REGISTRATION. (a) If, at any time following the Offering Date, the Company proposes to file a registration statement under the Securities Act with respect to an offering of its Class A Shares (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of its Class A Shares (including any pursuant to a demand registration), the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in any event not less than 30 days before the anticipated filing date), and such notice shall offer each Holder the opportunity to register such number of Registrable Shares as the Holder shall request. Upon the written direction of any Holder, given within 20 days following the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Shares intended to be disposed of by such Holder), the Company shall include in such registration statement (an "Incidental Registration" and, collectively with a Demand Registration, a "Registration") such number of Registrable Shares as shall be set forth in such notice. Notwithstanding anything contained herein, if the lead underwriter of an offering involving an Incidental Registration delivers a written opinion to the Company that the inclusion of such Registrable Shares would (i) materially and adversely affect the price of the Class A Shares to be offered or (ii) result in a greater amount of Class A Shares being offered than the market could reasonably absorb, then the number of Registrable Shares to be registered by each party requesting Incidental Registration rights shall be reduced in proportion to the number of securities originally requested to be registered by each of them. Nothing contained herein shall require the Company to reduce the number of Class A Shares proposed to be issued by the Company.

    (b) No Incidental Registration effected under this Section 3.02 shall be deemed to have been effected pursuant to Section 3.01 hereof or shall release the Company of its obligations to effect any Demand Registration upon request as provided under Section 3.01 hereof.

    SECTION 3.03. REGISTRATION PROCEDURES. (a) In connection with each Registration, and in accordance with the intended method or methods of distribution of the Class A Shares as described in such Registration, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 3.01(a) hereof, at or before the time required by applicable laws and regulations):

         (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement;

         (c) furnish to the Holder such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto), in conformity with the requirements of the Securities Act and such other documents and information as it may reasonably request;

         (d) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Shares covered by the registration statement; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and PROVIDED, FURTHER, that the Company shall not be required to qualify such Registrable Shares in any jurisdiction in which the securities regulatory authority requires that the Holder submit any of its Registrable Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Shares in such jurisdiction unless such Holder agrees to do so;

         (e) promptly notify each Holder, at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

         (f) furnish, at the request of any Holder requesting registration of Registrable Shares pursuant to Sections 3.01 or 3.02 hereof, if the method of distribution is by means of an underwriting, on the date that the Registrable Shares are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Shares are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Shares becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Shares are not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Shares included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Shares are not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Shares included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

         (g) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Shares to be so included in the registration statement;

         (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen
    (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

         (i) use its best efforts to list the Class A Shares covered by such registration statement with any securities exchange on which the Class A Shares are then listed.

    (b) Each Holder requesting registration shall furnish to the Company in writing such information regarding such Holder and its intended method of distribution of the Registrable Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registrable Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Such Holder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Shares contains or would contain an untrue statement of a material fact regarding such Holder or its intended method of distribution of such Registrable Shares or omits to state any material fact regarding such Holder or its intended method of distribution of such Registrable Shares required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information, or required so that such prospectus shall not contain, with respect to such Holder or the intended method of distribution of the Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    SECTION 3.05.  REGISTRATION EXPENSES.   All expenses, excluding
underwriters' discounts and commissions and any stamp or transfer tax or duty, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of one counsel for the Holders and fees and disbursements of counsel for the Company incurred in connection with each registration pursuant shall be paid by

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                                          8

the Company. Each Holder shall bear and pay the underwriting commissions and discounts and any Stamp or transfer tax or duty and the fees and disbursements of counsel for the Holders other than the one counsel referred to above incurred in connection with each registration applicable to securities offered for its account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

    SECTION 3.06. INDEMNIFICATION; CONTRIBUTION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall, and it hereby agrees to, indemnify and hold harmless each Holder, such Holder's directors and officers, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Registered Shares, against any losses, claims, damages or liabilities to which such Holder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse each such Holder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such action, proceeding or claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.06(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Holder or any agent, underwriter or representative of such Holder expressly for use therein, or by such Holder's failure to furnish the Company, upon request, with the information with respect to such Holder, such Holder's directors and officers, or any agent, underwriter or representative of such Holder, or such Holder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that such Holder, such Holder's directors and officers, or such agent or underwriter sold securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to the such Holder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration.

    (b) INDEMNIFICATION BY THE HOLDER AND ANY AGENT OR UNDERWRITERS. Each Holder requesting or joining in a Registration shall severally and not jointly indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such Registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.06(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

    (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 3.06, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 3.06(a) or 3.06(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

    (d) CONTRIBUTION. Each Holder requesting or joining in a Registration and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 3.06(a) or Section 3.06(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.06(d) were determined (i) by pro rata allocation (even if the Holder or any agents for, or underwriters of, the Registrable Shares, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.06(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 3.06(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    (e) BENEFICIARIES OF INDEMNIFICATION. The obligations of the Company under this Section 3.06 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder requesting or joining in a Registration and each agent and underwriter of the Registrable Shares and each person, if any, who controls such Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of such Holder and any agents or underwriters contemplated by this Section 3.06 shall be in addition to any liability that such Holder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

    SECTION 3.07. UNDERWRITERS. If any of the Registrable Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which case the managing underwriter or underwriters shall be selected by the Holder requesting such Registration after consultation with the Company and taking into account the Company's reasonable requests, PROVIDED that such managing underwriter or underwriters must be of recognized international standing.

    SECTION 3.08. LOCKUP. Each Holder shall, in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Shares (other than that included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred and eighty (180) days from the effective date of such registration as the Company or the underwriters may specify; PROVIDED, HOWEVER, that all executive officers and directors of the Company shall also have agreed not to effect any sale, disposition or distribution of any Registrable Shares under the circumstances and pursuant to the terms set forth in this Section 3.08.

    SECTION 3.09. LEGENDS. (a) Stop transfer restrictions will be given to the Company's transfer agent(s) with respect to the Registrable Shares and there will be placed on the certificate or instruments representing the Registrable Shares, and on any certificate or instrument delivered in substitution or exchange therefor, a legend stating in substance:

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO

    SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

    (b) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Registrable Shares that are transferred (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act, or
(iii) pursuant to another exemption from the registration requirements of the Securities Act; PROVIDED, HOWEVER, that in the case of any transfer pursuant to clause (ii) or (iii) above, the request for transfer is accompanied by a written statement signed by the Holder confirming compliance with the requirements of the relevant exemption from registration; and PROVIDED, FURTHER, that in the case of any transfer pursuant to clause (iii) above, other than any transfer by the Holder to one or more of its direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to the Holder, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company that such registration is not required. The Company further agrees that it will cause the legend described in subsection (a) of this Section 3.09 to be removed in the event of any transfer as provided in clause (i) or (ii) above.

    SECTION 3.10. PUBLIC INFORMATION. The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.


                                      ARTICLE IV

                                    MISCELLANEOUS

    SECTION 4.01. TERM OF AGREEMENT; TERMINATION. The term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the expiration of the Demand Period.

    SECTION 4.02. SPECIFIC PERFORMANCE AND OTHER EQUITABLE RIGHTS. Each of the parties hereto recognizes and acknowledges that a breach by a party or by any assignee thereof of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto hereby waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

    SECTION 4.03. NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

    (a)  If to the Company, addressed as follows:

              101 Bayham Street
              London NW1 0AG
              England

              Attention:
              Telecopier:  44-171-767-6540

         with copies to:

              Shearman & Sterling
              199 Bishopsgate
              London EC2M 3TY

              Attention:  Pamela M. Gibson
              Telecopier:  44-171-920-9000


              Clifford Chance
              200 Aldersgate
              London EC1A 4JJ

              Attention:  Michael Francies
              Telecopier:  44-171-600-5555

    (b)  If to HEV, addressed as follows:

              Hambro European Ventures Limited
              41 Tower Hill
              London EC3N 4HA

              Attention:
              Telecopier:

    (c)  If to HGI, addressed as follows:

              Hambro Group Investments Limited
              41 Tower Hill
              London EC3N 4HA

              Attention:
              Telecopier:

    (d)  If to RIT, addressed as follows:

              RIT Capital Partners
              27 St. James's Place
              London SW1A 1NR

              Attention:
              Telecopier:

    (e)  If to Anthony M. Stone, addressed as follows:

              Anthony M. Stone
              c/o Getty Communications plc
              101 Bayham Street
              London NW1 0AG

              Attention:
              Telecopier:

or to such other address as the relevant party may from time to time advise by notice in writing given pursuant to this Section 4.03. The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery thereof.

    SECTION 4.04. SURVIVAL. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling person of any of the foregoing, and shall survive the transfer of any Registrable Shares by any Shareholder, and the indemnification and contribution provisions set forth in Section 3.06 hereof shall survive termination of this Agreement.

    SECTION 4.05. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    SECTION 4.06. TRANSFER OF REGISTRATION RIGHTS. The registration rights of each Shareholder in this Agreement with respect to any Registrable Shares may be transferred (a) to any person acquiring all of the Registrable Shares held by the Holder or (b) to an Affiliate of such Holder or to a "Permitted Holder" (as defined in the Articles of Association of the Company); PROVIDED, HOWEVER, that the Company may deny such transfer if (i) such Shareholder or the transferring person has made three transfers with respect to the Registrable Shares or (ii) such transfer relates to a sale or other transfer of some or all of the Registrable Shares to a person who is a competitor of the Company or its subsidiaries in the industry or (iii) any conditions in the second last sentence of this Section 4.06 is not met. Each such transfer is contingent on such Shareholder or the transferring person satisfying the following: (i) such Shareholder or transferring person shall have given the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (ii) such transferee shall have agreed in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by each transferee shall be restricted under the Securities Act. Except as set forth in this Section 4.06, no transfer of Registrable Shares shall cause such Registrable Shares to lose such status.

    SECTION 4.07. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    SECTION 4.08. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    Any controversy or claim arising out of or relating to this Agreement, or the breach thereof shall be settled by mandatory final and binding arbitration in New York City, New York, USA in accordance with the rules, then obtaining, of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof. Reasonable fees, costs and expenses, including legal fees, incurred by any party in connection with such arbitration shall be borne by such party. Nothing in this Section 4.08 shall limit any right that any part may otherwise have to seek to obtain preliminary injunctive relief in order to preserve the status quo pending the disposition of any such arbitration proceeding.

    SECTION 4.9. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect is to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by each of the parties, which shall be binding on all of the parties.

    SECTION 4.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                        GETTY COMMUNICATIONS PLC



                        By:
                           -----------------------------------
                           Name:
                           Title:


                        HAMBRO EUROPEAN VENTURES LIMITED



                        By:
                           -----------------------------------
                           Name:
                           Title:


                        HAMBRO GROUP INVESTMENTS LIMITED



                        By:
                           -----------------------------------
                           Name:
                           Title:

                        RIT CAPITAL PARTNERS PLC



                        By:
                           -----------------------------------
                           Name:
                           Title:


                        ANTHONY M. STONE



                        By:
                           ------------------------------------
                           Name:
                           Title:

                       REGISTRATION RIGHTS AGREEMENT AMENDMENT

         REGISTRATION RIGHTS AGREEMENT AMENDMENT, dated as of January [__],
1997 (this "AMENDMENT"), among Getty Communications plc, a public limited company organized under the laws of England and Wales ("GETTY COMMUNICATIONS"), each of RIT Capital Partners and Anthony M. Stone (together the "RIGHTS HOLDERS" and each individually, a "RIGHTS HOLDER") and Getty Images, Inc., a Delaware corporation ("GETTY IMAGES").

         WHEREAS, Getty Communications, the Rights Holders, Hambro European Ventures Limited and Hambro Group Investments Limited entered into the Registration Rights Agreement dated as of July 3, 1996 (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Rights Holders were granted certain registration rights with respect to Class A ordinary shares, nominal value one pence per share ("GETTY CLASS A ORDINARY SHARES"), of Getty Communications held by the Rights Holders, a copy of which is attached hereto as Exhibit A;

         WHEREAS, pursuant to a merger agreement dated as of September 15, 1997 (the "MERGER AGREEMENT"), by and among Getty Images, Getty Communications, PhotoDisc, Inc., a Washington corporation, and Print Merger, Inc., a Washington corporation and a wholly owned subsidiary of Getty Images, Getty Images and Getty Communications will enter into a scheme of arrangement (the "SCHEME OF ARRANGEMENT") in accordance with the Companies Act of 1985 of Great Britain (unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement);

         WHEREAS, pursuant to the Scheme of Arrangement, each issued Class B ordinary share, nominal value one pence per share ("GETTY CLASS B ORDINARY SHARES", and, together with the Getty Class A Ordinary Shares, the "GETTY ORDINARY SHARES"), of Getty Communications will be converted into one Getty Class A Ordinary Share, each Getty Ordinary Share will be transferred to Getty Images or its nominees and the holders of Getty Ordinary Shares will be issued one share of Getty Images Common Stock for every two Getty Ordinary Shares held of record by such holders, and Getty Communications will become a wholly owned subsidiary of Getty Images;

         WHEREAS, upon the consummation of the Scheme of Arrangement, the Rights Holders will hold only Getty Images Shares;

         WHEREAS, Hambro European Ventures Limited and Hambro Group Investments Limited no longer own any Registrable Shares (as defined in the Registration Rights Agreement); and

         WHEREAS, the parties each desire to amend the Registration Rights Agreement pursuant to Section 4.9 thereof and to make certain covenants and agreements concerning the registration from time to time under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of Getty Images Shares held by the Rights Holders.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions contained herein, the parties agree as follows:

         SECTION 1.01. AMENDMENT. Each of the parties agrees that, upon the consummation of the Scheme of Arrangement, the Registration Rights Agreement shall be amended such that (i) the "Company" as used therein shall refer to Getty Images rather Getty Communications and (ii) "Registrable Shares" as used therein shall include Getty Images Shares issued in the Scheme of Arrangement in respect of Registrable Shares as defined in the Registration Rights Agreement. The terms and conditions of the Registration Rights Agreement shall inure to the benefit of Getty Images as the successor to Getty Communications and any rights or obligations of Getty Communications shall become the sole obligation of Getty Images.

         IN WITNESS WHEREOF, each of Getty Communications, the Rights Holders and Getty Images has duly executed, or has caused this Amendment to be duly executed by its duly authorized representative, as of the date first written above.


                                   GETTY COMMUNICATIONS PLC


                                   By:
                                      ------------------------------------
                                      Name:     Mark Getty
                                      Title:


                                      RIT CAPITAL PARTNERS


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                      ------------------------------------
                                                 Anthony M. Stone

                                   GETTY IMAGES, INC.

                                   By:
                                      ------------------------------------
                                      Name:     Mark Torrance
                                      Title:    Co-Chairman